SUPPLEMENT DATED JANUARY 25, 2012 TO
                     THE PROSPECTUS DATED JANUARY 19, 2012

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 856

                  DIVERSIFIED INCOME WAVE PORTFOLIO, SERIES 27
                              FILE NO. 333-178056

     Notwithstanding anything to the contrary in the Prospectus, the deferred sales fee will be deducted in four monthly installments. The first three installments (approximately $0.0817 per unit) will be deducted on the last business day of each month from May 2012 through July 2012 and the remaining amount of the deferred sales fee ($0.10 per unit) will be deducted on the last business day in January 2013. Please see the Prospectus for additional information.


                       Please keep for future reference.